SUPPLEMENT DATED FEBRUARY 23, 2009
TO

PROSPECTUSES DATED MAY 1, 2006
FOR COLUMBIA ALL-STAR FREEDOM NY, COLUMBIA ALL-STAR NY,
AND COLUMBIA ALL-STAR EXTRA NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

On February 20, 2009, shares of the Lord Abbett Growth & Income Portfolio of the Lord Abbett Series Fund were substituted with shares of the SCSM Lord Abbett Growth & Income Fund of the Sun Capital Advisers Trust and shares of Lord Abbett Mid-Cap Value Portfolio of the Lord Abbett Series Fund were substituted with shares of the SCSM Goldman Sachs Mid Cap Value Fund of the Sun Capital Advisers Trust, pursuant to an order of the Securities and Exchange Commissions. The Lord Abbett Growth & Income Portfolio and Lord Abbett Mid-Cap Value Portfolio Sub-Accounts are no longer available under your Contract for any purpose.

All references to the Lord Abbett Growth & Income Portfolio and Lord Abbett Mid-Cap Value Portfolio are hereby deleted from each of the prospectuses listed above, effective February 20, 2009.

A current prospectus for the SCSM Lord Abbett Growth & Income Fund and SCSM Goldman Sachs Mid Cap Value Fund was sent to you prior to the substitution.  You should refer to that prospectus for a complete description of the Fund's investment policies, risks, fees and expenses, and all aspects of its operations.

If any of you Contract Value was automatically transferred because of the Substitution, anytime prior to March 23, 2009, you may make one transfer of Contract Value from the Sub-Account investing in the SCSM Lord Abbett Growth & Income Fund and SCSM Goldman Sachs Mid Cap Value Fund to one or more other Sub-Accounts without being assessed a transfer fee and without that transfer counting against limitations on transfers permitted under your Contract.  In addition, prior to March 23, 2009, Sun Life Insurance and Annuity Company of New York will not exercise any rights reserved by it under your Contract to impose restrictions on transfers (other than restrictions on frequent trading, as described in your prospectus).

If you have any questions about the substitution, please call our Service Center at (800) 725-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA  02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

AS-ASE-ASF (NY) 2009